Leases	12 Months Ended
Jan. 31, 2011
Leases
Leases

Note 15—Leases:

The Company occupies most of its facilities under operating leases. Most of the leases require the Company to pay maintenance and operating expenses such as taxes, insurance and utilities and also contain renewal options to extend the lease and provisions for periodic rate escalations to reflect inflationary increases. Certain equipment is leased under short-term or cancelable operating leases. Rental expense for facilities and equipment related to continuing operations for each of the three years ended fiscal January 31, 2011 were as follows:

	Year Ended January 31
	2011	2010	2009
	(in millions)
Gross rental expense	$174	$156	$141
Less lease and sublease income	(23)	(15)	(12)

Net rental expense	$151	$141	$129

In fiscal 2004, the Company was awarded a contract with the Greek Government (Note 19) that requires the Company to lease certain equipment under an operating lease from a subcontractor for ten years. The terms of the customer contract and lease agreement provide that if the customer defaults on its payments to the Company to cover the future lease payments, then the Company is not required to make the lease payments to the subcontractor. Consequently, the maximum contingent lease liability of $46 million related to this contract at January 31, 2011 is not reflected in the future minimum lease commitments table below.

Future minimum lease commitments and lease or sublease receipts under non-cancelable operating leases in effect at January 31, 2011 are as follows:

Year Ending January 31	Operating lease commitment	Lease or sublease receipts
	(in millions)
2012	$139	$8
2013	115	8
2014	91	6
2015	75	4
2016	62	4
2017 and thereafter	172	42

Total	$654	$72

As of January 31, 2011, the Company had capital lease obligations of $7 million that are payable over the next five years.